Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
  12.  Income Taxes
Income tax expense for the years ended December 31, 2013, 2012 and 2011 consisted of:

	2013	2012	2011
	(In thousands)
Current provision:
Federal	$1,944	$1,018	$1,176
State	597	416	225
Total current	2,541	1,434	1,401
Deferred provision:
Federal	(385)	(508)	(218)
State	28	(269)	(186)
Total deferred	(357)	(777)	(404)
Total income tax expense	$2,184	$657	$997

A reconciliation of the anticipated income tax expense, computed by applying the statutory federal income tax rate of 34% to the income before income taxes, to the amount reported in the consolidated statements of income for the years ended December 31, 2013, 2012 and 2011 was as follows:

	December 31,
	2013	2012	2011
	(In thousands)
Income tax expense at statutory federal rate	$2,497	$636	$1,089
State tax expense, net of federal tax effect	239	161	150
Restricted stock options	28	191	85
Gain from bargain purchase	(453)	—	—
Income exempt from tax	(294)	(281)	(271)
Other items, net	(7)	14	14
Income tax expense before change in valuation allowance	2,010	721	1,067
Change in valuation allowance	174	(64)	(70)
Income tax expense	$2,184	$657	$997

At December 31, 2013 and 2012, the components of deferred tax assets and liabilities were as follows:

	December 31,
	2013	2012
	(In thousands)
Deferred tax assets:
Allowance for loan losses	$3,348	$3,093
Net operating loss carryforwards	1,479	236
Purchase accounting adjustments	1,094	—
Deferred fees	707	521
Start-up costs	484	266
Other	512	76
Gross deferred tax assets	7,624	4,192
Valuation allowance	(682)	(182)
Deferred tax receivable, net of valuation allowance	6,942	4,010
Deferred tax liabilities:
Tax bad debt reserve	499	98
Depreciation	327	151
Unrealized gain on available for sale securities	271	963
Gross deferred tax liabilities	1,097	1,212
Net deferred tax asset	$5,845	$2,798

At December 31, 2013, the Company had federal net operating loss carryovers of $3.5 million. The carryovers were transferred to the Company upon the merger with The Wilton Bank. The losses will expire in 2032 and are subject to certain annual limitations which amount to $176 thousand per year.
In addition, at December 31, 2013 and 2012, there were net operating loss carry forwards of approximately $6.0 million and $4.0 million, respectively, for state tax purposes that were available to reduce future state taxable income. A valuation allowance against deferred tax assets is required if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. At December 31, 2013 and 2012, management recorded a valuation allowance against the deferred tax benefits of the state operating loss carry forwards and other state deferred tax assets for the bank holding company.
Management regularly analyzes their tax positions and at December 31, 2013, does not believe that the Company has taken any tax positions where future deductibility is not certain. As of December 31, 2013, the Company is subject to unexpired statutes of limitation for examination of its tax returns for U.S. federal and Connecticut income taxes for the years 2010 through 2012.